UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	001-34762		31-1042001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. employer identification number)

255 East Fifth Street, Suite 800	Cincinnati,	Ohio	45202
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, No par value	FFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    On May 25, 2021, First Financial Bancorp., an Ohio corporation (the “Company”), held its Annual Meeting of Shareholders for the purpose of considering and acting upon the following matters:

1.    To elect the following nominees as directors with terms expiring in 2022: William G. Barron, Vincent A. Berta, Cynthia O. Booth, Archie M. Brown, Claude E. Davis, Corinne R. Finnerty, Susan L. Knust, William J. Kramer, John T. Neighbours, Thomas M. O’Brien, and Maribeth S. Rahe;

2.    To ratify the appointment of Crowe LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021; and

3.    To approve, on an advisory basis, the compensation of the Company's executive officers.

As of March 26, 2021, the record date for the Annual Meeting, 97,524,259 shares of the Company's common stock were eligible to vote. There were a total of 86,077,491 shares present at the Annual Meeting (88.26% of the shares eligible to vote), constituting a quorum.

(b)    The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1 - Election of Directors

The Company’s shareholders elected all eleven nominees for director. Each nominee will serve for a one-year term ending in 2022. For each nominee, the votes cast for and withheld, as well as the abstentions and broker non-votes, were as follows:

Director Nominee	Aggregate Votes
	FOR	WITHHELD	ABSTENTIONS	BROKER NON-VOTES
William G. Barron	75,036,699	697,050	N/A	10,343,742
Vincent A. Berta	75,242,160	491,589	N/A	10,343,742
Cynthia O. Booth	74,974,707	759,042	N/A	10,343,742
Archie M. Brown	75,062,831	670,918	N/A	10,343,742
Claude E. Davis	74,155,576	1,578,173	N/A	10,343,742
Corrine R. Finnerty	74,472,908	1,260,841	N/A	10,343,742
Susan L. Knust	74,120,679	1,613,070	N/A	10,343,742
William J. Kramer	73,794,184	1,939,565	N/A	10,343,742
John T. Neighbours	75,363,867	369,882	N/A	10,343,742
Thomas M. O’Brien	74,410,889	1,322,860	N/A	10,343,742
Maribeth S. Rahe	74,924,701	809,048	N/A	10,343,742

Item 2 - Ratification of Auditors

The Company’s shareholders ratified the Audit Committee’s selection of Crowe LLP as the Company’s independent registered public account firm for 2021. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
85,359,803	443,480	274,208	N/A

Item 3 - Advisory Vote on Executive Compensation

The Company’s shareholders approved the advisory vote on the compensation of the Company’s executive officers named in the proxy statement for the 2021 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay.” The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
72,770,051	2,459,610	504,088	10,343,742

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:
    Exhibit No.    Description

    104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FIRST FINANCIAL BANCORP.

By: /s/ Karen B. Woods
Karen B. Woods
General Counsel

Date:	May 27, 2021